UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2019
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MONGODB, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38240	26-1463205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, 38th Floor New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)
646-727-4092
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MDB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On July 10, 2019, MongoDB, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 30, 2019.
Proposal 1 - Election of Directors
Each of Charles M. Hazard, Jr. and Tom Killalea was elected to serve as a director of the Company’s Board of Directors until the 2022 Annual Meeting of Stockholders and until his successor has been duly elected, or if sooner, until the director’s death, resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charles M. Hazard, Jr.	121,960,543	2,317,010	10,482,958
Tom Killalea	121,837,752	2,439,801	10,482,958
Proposal 2 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,102,213	9,072,096	103,244	10,482,958
Proposal 3 – Approval, on a non-binding advisory basis, of the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers.
The stockholders approved, on a non-binding advisory basis, to hold future non-binding advisory votes to approve the compensation of the Company’s named executive officers every year by the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
120,421,359	19,473	3,742,482	94,239	10,482,958

After considering the voting results for this proposal, the Company has determined that it will hold future advisory, non-binding votes on the compensation of our named executive officers on an annual basis.
Proposal 4 - Ratification of the selection of Independent Registered Public Accounting Firm
The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2020, by the following votes:

Votes For	Votes Against	Abstentions
134,455,025	113,855	191,631

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONGODB, INC.

Dated: July 11, 2019	By:	/s/Dev Ittycheria
Name: Dev Ittycheria Title: President and Chief Executive Officer